Income tax (Schedule of Tax Effects of Temporary Differences that Give Rise to Deferred Tax Asset Balances) (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2018		Dec. 31, 2017		Dec. 31, 2016	Dec. 31, 2015
Deferred tax assets:
Tax loss carried forward	¥ 148,899		¥ 74,951
Allowance for doubtful receivable, accrued expense and others not currently deductible for tax purposes	84,249		62,177
Deferred revenue	36,007		97,858
Impairment of investment	17,180		12,783
Others	753		753
Valuation allowance	(175,793)	[1]	(135,505)	[1]	¥ (80,712)	¥ (53,316)
Amounts offset by deferred tax liabilities	(40,461)		0
Total deferred tax assets, net	70,834		113,017
Deferred tax liabilities:
Related to the fair value changes of investments	61,658		3,627
Related to acquired intangible assets	1,531		2,406
Others	4,777		4,777
Amounts offset by deferred tax assets	(40,461)		0
Total deferred tax liabilities, net	¥ 27,505		¥ 10,810

[1]	Valuation allowance is provided against deferred tax assets when the Group determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Group considered factors including future taxable income exclusive of reversing temporary differences and tax loss carry forwards. Valuation allowance was provided for net operating loss carry forward because it was more likely than not that such deferred tax assets would not be realized based on the Group’s estimate of its future taxable income. If events occur in the future that allow the Group to realize more of its deferred income tax than the presently recorded amounts, an adjustment to the valuation allowances will result in a decrease in tax expense when those events occur.